SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant                            [X]

Filed by a Party other than the Registrant         [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                                ATS MEDICAL, INC.
                (Name of Registrant as Specified in its Charter)

                 -----------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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     1)  Title of each class of securities to which transaction applies:
     __________________________________________________________________________

     2)  Aggregate number of securities to which transaction applies:
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     3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     __________________________________________________________________________

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     5)  Total fee paid:
     __________________________________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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     4)  Date Filed: __________________________________________________________




                                ATS MEDICAL, INC.


Dear Fellow Shareholder:

         You are cordially invited to attend the 1997 Annual Meeting of Shareholders of ATS Medical, Inc., which will be held at the Minneapolis Club, 729 Second Avenue South, Minneapolis, Minnesota (on the corner of 8th Street and Second Avenue in downtown Minneapolis) beginning at 3:30 p.m. on Thursday, May 1, 1997.

         This booklet contains your official notice of the 1997 Annual Meeting and a Proxy Statement that includes information about the matters to be acted upon at the meeting. Officers and directors of ATS Medical, Inc. will be on hand to review the Company's operations and to answer questions and discuss matters that may properly arise.

         I sincerely hope that you will be able to attend our Annual Meeting. However, whether or not you plan to attend, please complete and return the enclosed proxy in the accompanying envelope. If you attend the meeting, you may, if you wish, withdraw any proxy previously given and vote your shares in person.


                                         Sincerely,


                                     /s/ Manuel A. Villafana
                                         Manuel A. Villafana
                                         Chairman of the Board of Directors
                                         and Chief Executive Officer



                             1997 ANNUAL MEETING OF
                                  SHAREHOLDERS



NOTICE OF 1997 ANNUAL MEETING OF SHAREHOLDERS


         The 1997 Annual Meeting of Shareholders of ATS Medical, Inc. (the "Company") will be held on Thursday, May 1, 1997 at 3:30 p.m. at the Minneapolis Club, 729 Second Avenue South, Minneapolis, Minnesota 55402, for the following purposes:

          1. To elect five members to the Board of Directors to hold office for the ensuing year until their successors are elected and qualified;

          2. To ratify the selection of Ernst & Young LLP as independent auditors for the year ending December 31, 1997;

          3. To vote on proposed amendments to the ATS Medical, Inc. 1987 Stock Option and Stock Award Plan, as amended, to (a) increase the number of shares of the Company's Common Stock authorized for issuance pursuant to options granted thereunder from 2,400,000 to 3,400,000, and (b) satisfy the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended; and

          4. To consider and act upon any other matters that may properly come before the meeting or any adjournment thereof.

         Only holders of record of the Company's Common Stock at the close of business on March 4, 1997 will be entitled to receive notice of and to vote at the meeting.

         Whether or not you plan to attend the meeting in person, you are requested to complete and return the enclosed proxy in the accompanying envelope. If you later decide to revoke your proxy, you may do so at any time before it is exercised.

                                        By Order of the Board of Directors,


                                    /s/ Russell W. Felkey
                                        Russell W. Felkey
                                        Secretary

April 4, 1997



                                ATS MEDICAL, INC.
                                 PROXY STATEMENT


         This proxy statement is furnished in connection with the solicitation of the enclosed proxy by the Board of Directors of ATS Medical, Inc. (the "Company") for use at the 1997 Annual Meeting of Shareholders to be held on Thursday, May 1, 1997 at 3:30 p.m. at the Minneapolis Club, 729 Second Avenue South, Minneapolis, Minnesota 55402, and at any adjournments thereof. Shareholders who sign and return a proxy may revoke it at any time before it is voted by giving written notice to the Secretary of the Company. This proxy statement and the enclosed proxy card are being mailed to shareholders commencing on or about April 4, 1997.

         Proxies that are completed, signed and returned to the Company prior to the Annual Meeting will be voted as specified. If no direction is given, the proxy will be voted for the election of the nominees for director named in this proxy statement and for the management proposals discussed herein and in accordance with the judgment of the persons named in the proxy as to any other matters that properly come before the meeting. If a shareholder abstains from voting as to any matter (or indicates a "withhold vote for" as to directors), then the shares held by such shareholder shall be deemed present at the Annual Meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on such matter, then the shares covered by such non-vote shall be deemed present at the Annual Meeting for purposes of determining a quorum but shall not be deemed to be represented at the Annual Meeting for purposes of calculating the vote with respect to such matters.


PROPOSAL 1 - ELECTION OF DIRECTORS

         Five directors have been nominated for election to the Company's Board of Directors at the 1997 Annual Meeting of Shareholders to hold office for a term of one year and until their successors are duly elected and qualified (except in the case of earlier death, resignation or removal). The accompanying proxy is intended to be voted for the election of nominees for director named below, unless authority to vote for one or more nominees is withheld as specified on the proxy card. The affirmative vote of a majority of the shares of Common Stock represented at the Annual Meeting is required for the election of each director, and cumulative voting is not permitted. In the event that any nominee becomes unable or unwilling to serve as a director for any reason, the persons named in the enclosed proxy will vote for a substitute nominee in accordance with their best judgment. The Board of Directors has no reason to believe that any nominee will be unable or unwilling to serve as a director if elected.

         Each nominee has furnished to the Company the following information with respect to his principal occupations or employment during the last five years, his directorships of other companies subject to the reporting requirements of the Securities Exchange Act of 1934 or the Investment Company Act of 1940 and his direct and indirect beneficial ownership of shares of the Company's Common Stock as of January 1, 1997. Except as otherwise noted below, each nominee possesses sole voting and investment power with respect to any shares of Common Stock owned by him and all shares of Common Stock owned by him represent less than 1% of the shares outstanding.

         MANUEL A. VILLAFANA, 56, is a founder of the Company and has served as Chief Executive Officer, Chairman of the Board and a Director since the Company's inception in 1987. From 1983 to 1987, Mr. Villafana served as Chairman of GV Medical, Inc., a company co-founded by Mr. Villafana to develop, manufacture and market the LASTAC System, a laser transluminal angioplasty catheter system. From 1976 to 1982, Mr. Villafana served as President and Chairman of St. Jude Medical, Inc., a company founded by Mr. Villafana to develop, manufacture and market a pyrolytic carbon bileaflet mechanical heart valve. From 1972 to 1976, he served as President and Chairman of Cardiac Pacemakers, Inc., a company founded by Mr. Villafana to develop, manufacture and market a new generation of lithium powered pacemakers. Mr. Villafana beneficially owns 689,871 shares of Common Stock (4.1% of the outstanding), including 49,625 shares issuable upon exercise of currently exercisable options.

         RICHARD W. KRAMP, 51, has served as President, Chief Operating Officer and a Director of the Company since joining the Company in 1988. Prior to joining the Company, Mr. Kramp was Vice President of Sales and Marketing for St. Jude Medical, Inc., where Mr. Kramp served in a variety of sales and marketing capacities from 1978 to 1988. From 1972 to 1976, Mr. Kramp was the Senior Design Engineer and then Supervisor of Electrical Design for Cardiac Pacemakers, Inc., where he designed the first lithium powered demand pacemaker for which he received a U.S. patent. Mr. Kramp beneficially owns 603,168 shares of Common Stock (3.5% of the outstanding), including 332,500 shares issuable upon exercise of currently exercisable options. Mr. Kramp is also a Director of MedAmicus, Inc.

         CHARLES F. CUDDIHY, JR., 70, was Executive Vice President-Corporate Marketing of Medtronic, Inc., a medical products company, where he was employed from 1967 through 1984. Mr. Cuddihy served as Managing Director of Trident Medical International, an international trading company, from May 1991 to April 1992. From January 1989 to October 1990, Mr. Cuddihy was President and Chief Executive Officer of Cherne Medical, Inc., a cardiovascular products company. Mr. Cuddihy has served as a Director of the Company since 1991. Mr. Cuddihy beneficially owns 37,000 shares of Common Stock, including 35,000 shares issuable upon exercise of currently exercisable options.

         JAMES F. LYONS, 66, was Chief Executive Officer of Bio-Vascular, Inc., a cardiovascular medical products company, from September 1993 through October 1994, when he retired. Mr. Lyons was President and Chief Executive Officer of BioMedicus, Inc., a cardiovascular medical products company, from 1978 through 1990. Mr. Lyons also is a Director of AVECOR Cardiovascular, Inc., Quantech, Inc. and Spine-Tech, Inc. Mr. Lyons has served as a Director of the Company since 1991. Mr. Lyons beneficially owns 30,500 shares of Common Stock, including 27,500 shares issuable upon exercise of currently exercisable options.

         A. JAY GRAF, 49, is a Vice President of Guidant Corporation, a medical products company, and President of its Cardiac Rhythm Management group, which includes business activities of Cardiac Pacemakers ("CPI") and Heart Rhythm Technologies. Since 1992, Mr. Graf has served as President of CPI. Prior thereto, he served as CPI's Executive Vice President and Chief Operating Officer. Mr. Graf was elected to the Board of Directors during 1995. Mr. Graf beneficially owns 7,500 shares of Common Stock, all of which are issuable upon exercise of currently exercisable options.


COMMITTEES OF THE BOARD OF DIRECTORS AND ATTENDANCE

         The Company has an Audit Committee whose functions are to review and monitor accounting policies and control procedures of the Company, including recommending the engagement of independent auditors and reviewing the scope of the audit. The Audit Committee, on which Messrs. Cuddihy and Lyons serve, held one meeting during 1996. The Company also has a Compensation Committee which reviews and establishes compensation levels for each of the Company's officers, as well as jointly administers the Company's stock plans with the Board of Directors. The Compensation Committee, on which Messrs. Cuddihy, Graf and Lyons serve, held two formal meetings during 1996 and, in addition, adopted two written actions. The Company does not have a standing nominating committee. The Board of Directors held six meetings during 1996. Each Director attended all meetings of the Board and of each committee of which he was a member.


COMPENSATION OF DIRECTORS

         The Directors of the Company do not receive any cash compensation for their services on the Board of Directors. Upon their initial election to the Board of Directors, each outside Director receives an option to purchase 5,000 shares of Common Stock at the fair market value on the date of election under the 1987 Stock Option and Stock Award Plan (the "Plan"). Upon each reelection, each outside Director receives an option to purchase 2,500 shares of Common Stock at the fair market value on the date of reelection under the Plan.

         Effective January 1, 1994, the Company entered into a consulting agreement with Mr. Cuddihy. In exchange for Mr. Cuddihy's consulting services throughout 1996, the Company paid Mr. Cuddihy a fee of $25,000.


EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

         The following table sets forth the cash and non-cash compensation for each of the last three fiscal years awarded to or earned by the Chief Executive Officer of the Company and the other executive officers of the Company whose salary and bonus earned in 1996 exceeded $100,000:

                                                                  Long-Term
        Name and                     Annual Compensation      Compensation Shares       All Other
   Principal Position      Year      Salary        Bonus     Underlying Options(1)   Compensation(2)
   ------------------      ----      ------       -------    ---------------------   --------------
Manuel A. Villafana        1996     $216,300      $21,630           30,000               $    0
Chief Executive Officer    1995      204,667            0                0                    0
                           1994      186,917            0           30,000                    0

Richard W. Kramp           1996      184,349       18,205           27,500                2,375
Chief Oper. Officer        1995      176,325            0                0                2,310
                           1994      157,265            0           25,000                2,310

Russell W. Felkey          1996      153,383       15,072           30,000                2,375
Exec. Vice President       1995      148,714            0                0                2,310
                           1994      136,265            0           20,000                2,310

John H. Jungbauer          1996      115,532       11,250           30,000                2,375
Chief Financial Officer    1995      111,432            0                0                2,310
                           1994       97,919            0           15,000                2,310

----------------------------
(1) All stock options were granted with an exercise price per share at least equal to the fair market value of the Common Stock on the date of grant.

(2) Consists of matching contributions to the ATS Medical 401(k) Plan, which is generally available to all employees.


                            COMPENSATION AGREEMENTS

         Mr. Villafana continues to serve as Chairman and Chief Executive Officer of the Company on a full-time basis through January 1, 1998, pursuant to an agreement dated January 26, 1995. Under the agreement, Mr. Villafana may engage in outside consulting activities, provided he continues to devote substantially his full-time efforts to the Company. Mr. Villafana's base salary under the agreement is determined by the Compensation Committee. Mr. Villafana also is eligible to receive bonuses as and when determined by the Compensation Committee. Mr. Villafana has agreed not to compete with the Company during the term of the agreement and for a period of two years following his termination of services to the Company. In exchange, the Company has agreed to continue Mr. Villafana's monthly salary during the period of non-competition restriction.

                    STOCK OPTION GRANTS IN LAST FISCAL YEAR

         The following table summarizes option grants made by the Company to each of its executive officers in 1996.

                                                                               Potential Realizable Value At
                     Number of     Percentage of                                  Assumed Annual Rates of
                     Securities    Total Options                                 Stock Price Appreciation
                     Underlying      Granted to    Exercise or                       for Option Term (2)
                      Options       Employees in   Base Price    Expiration    -----------------------------
Name               Granted(#)(1)       1996          ($/Sh)         Date        5% ($)              10% ($)
--------------     -------------   -------------   -----------   ----------    ---------          ----------
Mr. Villafana        15,000 (3)         4.5%         $10.000      03/22/06      $94,334            $239,061
                     15,000 (4)         4.5%           7.875      12/09/06       74,288             188,260
Mr. Kramp            12,500 (3)         3.7%          10.000      03/22/06       78,612             199,218
                     15,000 (4)         4.5%           7.875      12/09/06       74,288             188,260
Mr. Felkey           15,000 (3)         4.5%          10.000      03/22/06       94,334             239,061
                     15,000 (4)         4.5%           7.875      12/09/06       74,288             188,260
Mr. Jungbauer        15,000 (3)         4.5%          10.000      03/22/06       94,334             239,061
                     15,000 (4)         4.5%           7.875      12/09/06       74,288             188,260

---------------------------
(1) All the options vest in annual cumulative 25% installments beginning one year from the date of grant.

(2) These amounts represent certain assumed annual rates of appreciation only. Potential realizable value is calculated assuming 5% and 10% appreciation in the price of the Common Stock from the date of grant. ACTUAL GAINS, IF ANY, ON STOCK OPTION EXERCISES ARE DEPENDENT ON THE FUTURE PERFORMANCE OF THE COMMON STOCK, AND OVERALL STOCK MARKET CONDITIONS. THE AMOUNTS REFLECTED IN THIS TABLE MAY NOT NECESSARILY BE ACHIEVED.

(3)  Stock options granted to employees on March 22, 1996.

(4)  Stock options granted to employees on December 9, 1996.


                   STOCK OPTION EXERCISES IN LAST FISCAL YEAR

         The following table summarizes stock options exercised during 1996 by the Chief Executive Officer and the other executive officers named in the Summary Compensation Table, and the estimated values of the options held by such persons at December 31, 1996.

                                               Number of Shares         Value of Unexercised
                   Shares                  Underlying Unexercised       In-The-Money Options
                Acquired on     Value      Options at End of 1996        at End of 1996 (1)
Name              Exercise     Realized   Exercisable Unexercisable   Exercisable Unexercisable
-----           -----------    --------   ----------- -------------   ----------- -------------
Mr. Villafana          0       $      0      45,875       53,625      $  189,234     $97,453
Mr. Kramp         14,000        106,692     329,375       48,625       2,394,230      87,141
Mr. Felkey        12,000        111,000      87,000       46,000         503,250      66,000
Mr. Jungbauer          0              0      49,500       43,500         204,187      55,687


----------------------------
(1) Value represents the difference between the last sale price of the Common Stock on December 31, 1996, and the exercise price of the options.


                          CHANGE IN CONTROL AGREEMENTS

         The Company has entered into agreements with its officers providing for the payment of certain benefits to the officers if their employment terminates following a "change in control" of the Company (the "Agreements"). The Agreements provide for benefits if an officer's employment is terminated within 24 months following a change in control unless such termination was by the Company for cause, by the officer other than for "good reason," or because of the officer's death. "Good reason" is defined as the termination of employment as a result of either a diminishment in the officer's responsibilities, a reduction in salary or benefits, a relocation of the Company's office of more than 35 miles or any reason during the sixth month following a change in control. A "change in control" is generally defined as an acquisition of more than 20% of the outstanding Common Stock by any person or group, the merger or sale of the Company or the replacement of a majority of the Company's Board of Directors with directors not recommended by the existing Board of Directors. The Agreements provide for lump sum payments following termination in amounts equal to three times the sum of the officer's base salary and any annual target bonus potential, as limited by Section 280G of the Internal Revenue Code of 1986, as amended. If there had been a change in control of the Company as of the end of 1996 and the employment of the four executive officers named in the Summary Compensation Table had been immediately terminated, then Messrs. Villafana, Kramp, Felkey and Jungbauer would have been entitled to receive, pursuant to the terms of the Agreements, lump sum payments upon termination of $565,330, $476,298, $416,498 and $304,788, respectively.


                      REPORT OF THE COMPENSATION COMMITTEE
                       CONCERNING EXECUTIVE COMPENSATION

         The Compensation Committee is responsible for setting the compensation of the Company's executive officers, including the Chief Executive Officer, on behalf of the Board of Directors and the shareholders. The Compensation Committee also oversees the operation of the Company's executive compensation benefits. The Company currently maintains a variety of employee benefits in which its executive officers may participate, including health benefits, automobile allowances, disability insurance, stock options and matching contributions to the Company's 401(k) program.

         The Compensation Committee is composed entirely of outside directors of the Company. During 1996, the Board elected Messrs. Cuddihy, Graf and Lyons to serve on the Compensation Committee. Mr. Cuddihy is Chairman of the Committee.

         The basic objective of the Compensation Committee is to establish a compensation package which is appropriate for each officer's scale of responsibility and performance and to attract, motivate and retain executives of the necessary caliber. Prior to 1996, the Committee took a subjective approach to establishing officer compensation levels. In setting compensation levels, the Compensation Committee reviewed each officer's performance during the year based on qualitative standards, and also analyzed each officer's importance to the future success of the Company.

         In connection with its consideration of executive compensation in 1996, the Compensation Committee decided that in the future it would place more emphasis on objective criteria in setting executive compensation level. As a first step in this process, the Committee decided to tie salary raises to cost of living increases and to provide any additional compensation in the form of bonuses.

         As a result of these considerations, the Compensation Committee took the following actions with respect to executive compensation:

        * The Company's officers received a 3.0% increase in salary. This raise was designed to maintain the salary level of the previous year by matching the 1996 level of inflation.

        * The Company's officers and top managers received a bonus consisting of 10% of their salary. When considering granting these bonuses, the Committee looked at the overall performance of the Company, including, among other factors, the Company's 28% revenue increase in 1996 over 1995.

        * Grants of stock options were made to each officer (and to each employee) in an attempt to correlate the officers' interests with the shareholders' interest by tying a substantial portion of the officers' future compensation to the Company's stock price. In determining the number of shares subject to a stock option grant, the Compensation Committee takes into consideration the recommendations of the Chief Executive Officer and each officer's prior grants. The stock options vest in increments over four years, thus providing an additional incentive for continued employment of the officer with the Company.

        * Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), generally limits the corporate deduction for compensation paid to executive officers to $1.0 million, unless the compensation qualifies as "performance-based compensation" under the Code. The Committee reviewed the need to qualify the compensation paid to its executive officers for deductibility under Section 162(m) of the Code and decided to take the steps necessary to conform its compensation to comply with the section. For this reason, the Company is proposing to amend the ATS Medical, Inc. 1987 Stock Option and Stock Award Plan. See "Proposal 3" below. It is the Committee's understanding that this amendment will allow future stock options granted under the Plan to be considered "qualified performance-based compensation" which will mean that any compensation resulting from those stock options will not be counted toward the $1.0 million of deductible compensation under Section 162(m). The Committee does not believe that the annual compensation for Section 162(m) purposes of any of the Company's executive officers will exceed $1.0 million in fiscal 1997.

         In 1997, the Committee intends to place more emphasis on objective factors in determining executive compensation. Factors that the Committee anticipates it will consider include maintaining the compensation of the Company's officers at industry levels, as reflected in surveys of compensation practices in corporations of comparable size and technology.

         During 1996, the Compensation Committee reviewed the Company's and Mr. Villafana's performance in order to establish Mr. Villafana's compensation. Mr. Villafana received a 3.0% salary increase to keep up with inflation, as did all the other executive officers. Mr. Villafana also received a bonus consisting of 10% of his 1996 annual salary. The bonus was based primarily on the Company's 1996 performance. In addition, Mr. Villafana received options for 30,000 shares of Common Stock pursuant to the Company's Stock Option Plan. The number of options granted to Mr. Villafana was in line with the grants given to the other top Company executives. The Committee's performance review of Mr. Villafana addressed major areas of accomplishment for the Company.


                                        James F. Lyons
                                        Charles F. Cuddihy, Jr.
                                        A. Jay Graf


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and all persons who beneficially own more than 10% of the outstanding shares of the Company's Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of such Common Stock. Directors, executive officers and 10% or more beneficial owners are also required to furnish the Company with copies of all Section 16(a) reports they file. Based solely on a review of the copies of such forms furnished to the Company, the Company believes that all Section 16(a) filing requirements applicable to its executive officers, directors and 10% shareholders were complied with, except that statements of change in beneficial ownership on Form 4 were not filed for (a) Mr. Kramp's exercise of a stock option and (b) Mr. Felkey's disposition of shares of Common Stock. These transactions were reported on Form 5 by each of Messrs. Kramp and Felkey.


COMPARATIVE STOCK PERFORMANCE GROWTH

         The graph below compares the cumulative total shareholder return on the Common Stock since December 31, 1991 with the cumulative return of the Standard & Poor's 500 Stock Index and the Value Line Medical Suppliers Index over the same period (assuming the investment of $100 in each vehicle on December 31, 1991 and reinvestment of all dividends).


                          [PLOT POINTS GRAPH OMITTED]

                           --------------------------------------------------------------------------------------
                              1991            1992           1993            1994           1995            1996
-----------------------------------------------------------------------------------------------------------------
ATS Medical, Inc.           $100.00          $91.18         $66.18          $48.53        $108.82          $91.18
-----------------------------------------------------------------------------------------------------------------
Standards & Poor's 500      $100.00         $107.79        $118.68         $120.56        $165.78         $204.32
-----------------------------------------------------------------------------------------------------------------
Value Line Med. Supply      $100.00          $87.51         $77.89          $91.72        $135.65         $159.04
-----------------------------------------------------------------------------------------------------------------



                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

     The following table sets forth security ownership information pertaining to persons known by the Company to beneficially own more than 5% of the Company's Common Stock, the executive officers named in the Summary Compensation Table and all directors and executive officers of the Company as a group as of February 15, 1997.

                                                  Common Stock Beneficially Owned
                                           ---------------------------------------------
Name and Address of Beneficial Owner(1)    Number of Shares    Percent of Outstanding(2)
---------------------------------------    ----------------    -------------------------

ITOCHU Corporation(3)                          1,568,940                 9.3%
5-1, Kita-Aoyama 2-Chome
Minato, Tokyo 107-77, Japan

Perkins Capital Management, Inc.(4)              935,423                 5.5%
730 East Lake Street
Wayzata, MN 55391-1769

Manuel A. Villafana                              689,871                 4.1%

Richard W. Kramp                                 603,168                 3.5%

Russell W. Felkey                                 90,750                 *

John H. Jungbauer                                 56,250                 *

All directors and executive officers as group  1,515,039(5)              8.7%
(7 persons)

------------------------
*    Less than 1%

(1) The business address of the executive officers of the Company is 3905 Annapolis Lane, Suite 105, MN 55447.

(2) The ownership percentage for each person or entity is calculated based on the number of shares outstanding as of February 15, 1997. This number includes the shares issued to ITOCHU Corporation ("ITOCHU") pursuant to its purchase of 1,568,940 shares on February 7, 1997.

(3) The number of shares owned is based on a Schedule 13D filed by ITOCHU on February 18, 1997. The Schedule 13D indicates that ITOCHU has sole voting power and beneficial ownership of the shares.

(4) The number of shares owned is based on a Schedule 13G filed by Perkins Capital Management, Inc. ("Perkins Capital") on February 13, 1997. Perkins Capital indicates that (a) it is an investment adviser registered under
     Section 203 of the Investment Advisers Act of 1940; (b) it has sole voting power over 246,150 of the shares; and (c) it has sole dispositive power over 935,423 shares.

(5) Includes the following shares that may be acquired within 60 days through the exercise of stock options: Mr. Villafana, 49,625; Mr. Kramp, 332,500; Mr. Felkey, 90,750; Mr. Jungbauer, 53,250; and all executive officers and directors as a group, 596,125.


PROPOSAL 2-
RATIFICATION OF APPOINTMENT OF AUDITORS

         The Board of Directors, based upon the recommendation of its Audit Committee, has appointed Ernst & Young LLP as independent auditors to examine the financial statements of the Company for the current fiscal year ending December 31, 1997 and to perform other appropriate accounting services. Ernst & Young LLP has served as independent auditors of the Company since its inception and has no relationship with the Company other than that arising from their employment as independent auditors. Representatives of Ernst & Young LLP will be present at the 1997 Annual Meeting of Shareholders, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS. The affirmative vote of a majority of the outstanding shares of the Company's Common Stock entitled to vote and present in person or by proxy at the Annual Meeting will be required to ratify the appointment. Proxies will be voted in favor of the ratification of the appointment unless otherwise specified.

PROPOSAL 3-
APPROVAL OF AMENDMENT TO THE ATS MEDICAL, INC.
1987 STOCK OPTION AND STOCK AWARD PLAN

                              PROPOSED AMENDMENTS

         The Company's Board of Directors has adopted, subject to shareholder approval, amendments to the ATS Medical, Inc. 1987 Stock Option and Stock Award Plan, as restated and amended (the "Option Plan") (a) to increase the number of shares of Common Stock available for issuance pursuant to options granted thereunder from 2,400,000 to 3,400,000 and (b) in order to satisfy the requirements of Section 162(m) of the Code to provide that no employee may be granted any options under the Option Plan (the value of which options under the Option Plan is based solely on an increase in the value of shares of Common Stock after the date of grant) for more than 300,000 shares in the aggregate in any calendar year.

         The Board of Directors believes that stock options have been, and will continue to be an important compensation element in attracting and retaining key employees. The Board of Directors believes that the increase in authorized shares is necessary because of the need to continue to make awards under the Option Plan to attract and retain key employees.

         The amendment to limit the amount of options under the Option Plan that may be granted to any employee in any calendar year is necessary in order to allow the Company to fully deduct certain compensation to executive officers of a publicly traded company whose compensation is required to be disclosed in such company's proxy statement. Under Section 162(m) of the Code, one of the requirements that must be satisfied, in order for compensation related to options under the Option Plan to be "qualified performance-based compensation" not subject to the $1,000,000 cap, is that the Company must place a limit on the number of shares subject to options that may be granted to an employee during any calendar year under the Option Plan. Although the Board of Directors does not believe that compensation levels of the Company's executive officers will reach the Section 162(m) deductibility limit in fiscal 1997, the Board of Directors believes that it is important for the Company to take all steps reasonably necessary to ensure that the Company will be able to take all available tax deductions with respect to compensation resulting from options granted under the Option Plan.


                             SUMMARY OF OPTION PLAN

         Since August 6, 1987, the Company has maintained the Option Plan for the benefit of employees, directors, consultants and independent contractors providing valuable services to the Company or its subsidiaries. The Option Plan is administered by the Compensation Committee of the Board of Directors (the "Committee"). The Committee is comprised of disinterested members of the Board of Directors as defined by Rule 16b-3 under the Securities Exchange Act of 1934, as amended. The Committee has the authority, subject to the provisions of the Option Plan, to determine in its discretion to whom and the times at which options are to be granted, the number of shares of Common Stock subject to each option, the option price per share, the terms of exercise of each option, and certain other terms of each option agreement. The Committee may also interpret the Option Plan and make all other determinations necessary or advisable for the administration of the Option Plan.

         The Option Plan provides for the grant of options to purchase up to an aggregate of 2,400,000 shares of Common Stock, of which 63,129 shares remained available for grant as of March 4, 1997. Subject to stockholder approval at the Meeting, the total number of shares that may be granted under the Option Plan will be increased by 1,000,000 to 3,400,000. The shares subject to options granted under the Option Plan may be either authorized but unissued shares, or issued shares which have been reacquired by the Company. The market value of a share of Common Stock as of March 4, 1997 was $7.00. If an option under the Option Plan expires, or for any reason is terminated or unexercised with respect to any shares, such shares will again be available for options thereafter granted during the term of the Option Plan. Options granted under the Option Plan may be incentive stock options or non-qualified stock options. As of March 4, 1997, 656,553 of the outstanding options granted under the Option Plan were incentive stock options, and 729,617 of the outstanding options granted under the Option Plan were non-qualified stock options. The exercise price of any option may not be less than 100% of the fair market value of the Common Stock at the date of grant. In each instance, the fair market value of the Common Stock shall be reasonably determined by the Committee. Shares purchased upon the exercise of an option are to be paid for in cash or, at the discretion of the Committee, with shares of Common Stock of the Company or a combination of cash and shares of Common Stock. Options may not exceed a term of ten years from the date of grant. Notwithstanding the foregoing, if at the time of grant the optionee directly or indirectly owns shares of Common Stock of the Company possessing more than 10% of the total combined voting power of all classes of stock of the Company, then any incentive stock option to be granted to such optionee pursuant to the Option Plan will have a purchase price of not less than 110% of the fair market value of the Common Stock at the date of grant and such option will not be exercisable after five years after the date of grant. An option granted under the Option Plan may not be transferred by the owner thereof during the optionee's lifetime. No stock options may be granted under the Option Plan after December 31, 2000.

         The Committee has the authority to amend, alter, suspend, discontinue or terminate the Option Plan at any time. However, no amendment or other modification of the Option Plan may, without stockholder approval, amend the Option Plan in a way which would cause the Option Plan to no longer comply with Rule 16b-3 under the Securities Exchange Act of 1934 or any successor rule or other regulatory requirements. In addition, the Board of Directors may not alter or impair any option theretofore granted under the Option Plan in a manner detrimental to the interests of the holder of an option without the consent of such holder.


                        FEDERAL INCOME TAX CONSEQUENCES

         This discussion sets forth only general federal tax principles affecting options which may be granted under the Option Plan. Special rules may apply to option holders who are subject to Section 16 of the Securities Exchange Act of 1934, as amended.

         Under current federal income tax law, there are no federal income tax consequences to the Company or the option holder upon the granting of an option.

         An option holder who exercises an incentive stock option will not realize income at the time of exercise for purposes of the regular income tax (although such option holder will realize income at such time for purposes of the alternative minimum tax in an amount equal to the amount by which the fair market value of the Common Stock received by the option holder exceeds the option price paid), and the Company will not be entitled to a tax deduction at such time. If the option holder holds shares of Common Stock received upon exercise of an incentive stock option for at least one year after exercise and two years from the date the incentive stock option was granted, then upon the sale of such shares, the option holder will realize long-term capital gain and no tax deduction will be allowed to the Company. If the option holder sells or otherwise disposes of shares of Common Stock received upon exercise of an incentive stock option before such holding period is satisfied, then (a) the option holder will recognize ordinary income at the time of the disposition in an amount equal to the lesser of (i) the difference between the option price and the fair market value of the shares at the time the option was exercised, and
(ii) the difference between the option price and the amount realized upon the disposition of the shares, and such option holder will recognize short-term or long-term capital gain, depending upon whether the holding period for such shares is less or more than one year, to the extent of any excess of the amount realized upon the disposition of the shares over the fair market value of the shares at the time of exercise of the option, and (b) subject to the general rules concerning deductibility of compensation, the Company will be allowed a tax deduction in the amount that, and for its taxable year in which, the option holder recognizes ordinary income.

         Upon the exercise of an option which does not qualify as an incentive stock option, the option holder generally will realize ordinary income equal to the difference between the exercise price and the fair market value of the shares on the date of exercise. Subject to the general rules concerning deductibility of compensation and provided that the Company withholds income tax in respect of such amount, the Company will be allowed a tax deduction in the amount that, and for its taxable year in which, the option holder recognizes ordinary income upon the exercise of a non-incentive stock option.

         The Option Plan provides that, with the approval of the administrators of the Option Plan, an option holder may exercise an option by tendering shares of Common Stock owned by the option holder in lieu of cash, in which case generally no gain or loss will be recognized by the option holder with respect to the tendered shares if the option holder has held the tendered shares for the required holding period, if any. In the case of an incentive stock option, no income will be recognized by the option holder upon the receipt of additional shares of Common Stock as a result of such an exercise. In the case of a non-incentive stock option, the option holder will recognize ordinary income as a result of such an exercise in an amount equal to the fair market value of that number of shares equal to the excess of the number of shares received upon exercise of the option over the number of shares tendered by the option holder.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE AMENDMENT OF THE COMPANY'S 1987 STOCK OPTION AND STOCK AWARD PLAN. The affirmative vote of a majority of the outstanding shares of the Company's Common Stock entitled to vote and present in person or by proxy at the Annual Meeting will be required to ratify the appointment. Proxies will be voted in favor of the ratification of the appointment unless otherwise specified.


SHARES OUTSTANDING AND VOTING RIGHTS

         On March 4, 1997, the Company had outstanding 17,558,606 shares of Common Stock. Each holder of record of Common Stock as of the close of business on March 4, 1997 will be entitled to one vote on all matters being presented at the meeting for each share of Common Stock held on such date.


PROPOSALS FOR THE 1998 ANNUAL MEETING

         Any proposal by a shareholder to be presented at the 1998 Annual Meeting of Shareholders must be received at the Company's principal executive officers, 3905 Annapolis Lane, Suite 105, Minneapolis, Minnesota 55447,
Attention: Corporate Secretary, no later than December 5, 1997.


GENERAL

         The Board of Directors of the Company does not know of any other business to come before the 1997 Annual Meeting of Shareholders. If any other matters are properly brought before the meeting, however, the persons named in the accompanying proxy will vote in accordance with their best judgement.

         Expenses in connection with this solicitation of proxies will be paid by the Company. Proxies are being solicited primarily by mail, but, in addition, officers and employees of the Company, who will receive no extra compensation for their services, may solicit proxies by telephone or personal calls. The Company also will request that brokers or other nominees who hold shares of Common Stock in their names for the benefit of others forward proxy materials to, and obtain voting instructions from, the beneficial owners of such stock at the Company's expense.

         Your cooperation in giving this matter your immediate attention and in returning your proxy promptly will be appreciated.

                                        By Order of the Board of Directors,

                                   /s/  Russell W. Felkey
                                        Russell W. Felkey
                                        Secretary

April 4, 1997




Appendix 1                                                      Restated 2/28/91
                                                               As Amended 7/2/91
Filed pursuant to Instruction 3 to Item 10 of Schedule 14A.


                                ATS MEDICAL, INC.

                     1987 STOCK OPTION AND STOCK AWARD PLAN

                               (1991 RESTATEMENT)

1.       Purpose of Plan

         This Plan shall be known as the "ATS Medical, Inc. 1987 Stock Option and Stock Award Plan" and is hereinafter referred to as the "Plan". The Plan shall provide for the issuance of shares of common stock, par value $.01 (the "Common Stock"), of ATS Medical, Inc. (the "Corporation"). The purpose of the Plan is to aid in maintaining and developing a mutually beneficial relationship with employees and non-employees of the Corporation who perform valuable services for or on behalf of the Corporation, to offer such persons additional incentives to put forth maximum efforts for the success of the business, and to afford them an opportunity to acquire a proprietary interest in the Corporation. It is intended that this purpose be effected through the granting of stock options, the awarding of Common Stock subject to restrictions (the "Restricted Shares") and the awarding of stock appreciation rights to such persons as hereinafter provided. Options granted under the Plan may be either incentive stock options ("Incentive Stock Options") within the meaning of the Internal Revenue Code of 1986, as amended (the "Code"), or options which do not qualify as Incentive Stock Options.

2.       Stock Subject to Plan

         Subject to the provisions of Section 12 hereof, the stock to be subject to options and which may be awarded as Restricted Shares under the Plan shall be shares of the Corporation's authorized Common Stock. Such shares may be either authorized but unissued shares or issued shares which have been reacquired by the Corporation. Subject to the adjustment as provided in Section 11 hereof, the maximum number of shares on which options may be exercised or which may be awarded as Restricted Shares under this Plan shall be 2,400,000. Any shares subject to an option under the Plan which, for any reason, expires or is terminated unexercised, shall be available for options or awards thereafter granted during the term of the Plan. If any award of Restricted Shares is forfeited in accordance with the terms and conditions of such award, the Restricted Shares so forfeited shall also become available for further grants or awards under the Plan.

3.       Administration of Plan

         (a) The Plan shall be administered by the Board of Directors of the Corporation. The Board of Directors may authorize, at any time, the formation of a Stock Option Committee (the "Committee"), consisting of two or more members who shall be appointed from time to time by the Board of Directors. The Stock Option Committee will, if formed, have authority to exercise the powers conferred on the Board of Directors under the Plan, other than the power under
Section 12 herein to terminate or amend the Plan or to accelerate the exercisability of any option or lift the restrictions on any Restricted Shares granted or awarded under the Plan. The granting of stock options or the award of Restricted Shares to members of the Board of Directors shall be made only by the Committee, all of the members of which shall be "disinterested persons" with respect to the Plan within the meaning of Rule 16b-3(d)(3) under the Securities Exchange Act of 1934.

         (b) The Board of Directors shall have plenary authority in its discretion, subject to the express provisions of this Plan, to: (i) determine the purchase price of the Common Stock covered by each option and the terms of exercise of each such option, (ii) determine the persons to whom and the time or times at which options (a person receiving an option is hereinafter referred to as an "Optionee") or awards of Restricted Shares (a person receiving an award of Restricted Shares is hereinafter referred to as a "Grantee") shall be granted or made and the number of shares to be subject to each such option or award (iii) determine the period during which Restricted Shares shall remain subject to restrictions and the nature and type of restrictions that may be imposed on Restricted Shares (iv) interpret the Plan, (v) prescribe, amend and rescind rules and regulations relating to the Plan, (vi) determine the terms and provisions (and amendments thereof) of each option and Restricted Share agreement under this Plan (which agreements need not be identical), including the designation of those options intended to be Incentive Stock Options, (vii) the form of payment to be made upon the exercise of an SAR (as hereinafter defined) as provided in Section 17, which payment may be either cash, common stock of the Corporation or a combination thereof, and (viii) make all other determinations necessary or advisable for the administration of the Plan.

         (c) The Committee shall select one of its members as its Chairman and shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by not less than a majority of its members. Any decision or determination reduced to writing and signed by a majority of the members of the Committee shall be fully effective as if it had been made by a majority vote at a meeting duly called and held.

         (d) The granting of an option or an award pursuant to the Plan shall be effective only if a written agreement shall have been duly executed and delivered by and on behalf of the Corporation and the Optionee or Grantee to whom such right is granted.

4.       Eligibility

         (a) Incentive Stock Options (as determined pursuant to Section 15 herein) may be granted only to employees of the Corporation and its future subsidiary corporations, if any. Options which do not qualify as Incentive Stock Options and awards of Restricted Shares may be granted or made to both employees and to individuals or other entities (including but not limited to consultants) who perform services for the Corporation but who are not employed by the Corporation, when granting an option or award to such person would be of benefit to the Corporation. Except as provided in Section 9 herein, options and Restricted Shares may not be granted or awarded to members of the Board of Directors of the Corporation who are neither employed by the Corporation nor a consultant to the Corporation.

         (b) Notwithstanding any other provision in the Plan, if at the time an option is otherwise to be granted pursuant to the Plan the Optionee owns directly or indirectly (within the meaning of Section 425(d) of the Code (as hereinafter defined) Common Stock of the Corporation possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or its parent or subsidiary corporations, if any, (within the meaning of Section 422(b)(6) of the Code) then any Incentive Stock Option to be granted to such Optionee pursuant to the Plan shall satisfy the requirements of
Section 422A(c)(6) of the Code, and the option price shall not be less than 110% of the fair market value of the Common Stock of the Corporation, determined as described in Section 5, and such option by its terms shall not be exercisable after the expiration of five (5) years from the date such option is granted.

5.       Price

         The option price for all Incentive Stock Options granted under the Plan shall be determined by the Board of Directors but shall not be less than 100% of the fair market value of the Common Stock at the date of granting of such option, as determined in good faith by such Board. The option price for options granted under the Plan that do not qualify as Incentive Stock Options shall also be determined by the Board of Directors but shall not be less than 50% of the fair market value of the Common Stock at the date of granting of the option. The option price shall be payable at the time written notice of exercise is given to the Corporation. An Optionee shall be entitled to pay the exercise price in cash, by tendering to the Corporation shares of Common Stock, previously owned by the Optionee, having a fair market value on the date of exercise equal to the option price, or, with the consent of the Board of Directors, by the issuance of a promissory note to the Corporation. The fair market value of such shares shall be (i) the closing price of the Common Stock as reported for composite transactions if the Common Stock is then traded on a national securities exchange, (ii) the last sales price if the Common Stock is then traded on the NASDAQ National Market System, or (iii) the average of the closing representative bid and asked prices as reported on NASDAQ if the Common Stock is then traded on NASDAQ. If the Common Stock is not so traded, the Board of Directors shall determine in good faith the fair market value.

6.       Term

         Each option and each Restricted Share award and all rights and obligations thereunder shall (subject to the provisions of Section 8) expire on the date determined by the Board of Directors and specified in the option agreement or agreement relating to the award of the Restricted Shares. The Board of- Directors shall be under no duty to provide terms of like duration for options or awards granted under the Plan; provided, however, that the term of any Incentive Stock Option shall not extend more than ten (10) years from the date of granting of the option.

7.       Exercise of Options and Awards

         (a) The Board of Directors shall have full and complete authority (subject to the provisions of Section 8) to determine, at the time of granting or making, whether an option or Restricted Share award will be exercisable in full at any time or from time to time during the term of the option or award, or to provide for the exercise or receipt thereof in such installments and at such times during the term of the option or award as Board may determine. Notwithstanding any provision of the Plan or the terms of any option granted or award of Restricted Shares made under the Plan, no option granted or Restricted Share awarded under the Plan may be exercised until at least six months from the date of grant or award.

         (b) Notwithstanding any provision of the Plan or the terms of any option granted or award of Restricted Shares made under the Plan, the exercise of any option or the transferring of any shares of Common Stock on the books and records of the Corporation pursuant to a Restricted Share award may be made contingent upon receipt from the Optionee or Grantee (or other person rightfully exercising the option or receiving certificates for the shares granted pursuant to a Restricted Share award) of a representation that, at the time of such exercise or receipt, it is their then intention to acquire the shares so received thereunder for investment and not with a view to distribution thereof Certificates for shares issued or transferred pursuant to the exercise of any option or the granting of any Restricted Share award may be restricted as to further transfers upon advice of legal counsel that such restriction is appropriate to comply with applicable securities laws.

         (c) Notwithstanding any provision of the Plan or the terms of any option granted or award of Restricted Shares made under the Plan, the Company shall not be required to issue any shares of Common Stock, deliver any certificates for shares of Common Stock or transfer on its books and records any shares of Common Stock if such issuance, delivery or transfer would, in the judgment of the Board of Directors, constitute a violation of any state or Federal law, or of the rules and regulations of any governmental regulatory body or any securities exchange.

         (d) An Optionee electing to exercise an option shall give written notice to the Corporation of such election and of the number of shares subject to such exercise. The full purchase price of such shares shall be tendered, in accordance with the provisions of Section 5, with such notice of exercise. Until such person has been issued a certificate or certificates for the shares subject to such exercise, he shall possess no rights as a stockholder with respect to such shares.

         (e) Nothing in the Plan or in any agreement thereunder shall confer on any employee any right to continue in the employ of the Corporation or any of its subsidiaries or affect, in any way, the right of the Corporation or any of its subsidiaries to terminate his or her employment at any time.

8.       Effect of Termination of Employment or Death

         Unless otherwise stated in the option agreement, the following provisions shall govern the treatment of an option upon termination of employment:

         (a) In the event that the optionee shall cease to be employed by the Corporation or its subsidiaries, if any, for any reason other than such holder's gross and willful misconduct or death or disability, such optionee shall have the right to exercise the option at any time within three months after such termination of employment to the extent of the full number of shares such holder was entitled to purchase under the option on the date of termination, subject to the condition that no option shall be exercisable after the expiration of the term of the option.

         (b) In the event that an optionee shall cease to be employed by the Corporation or its subsidiaries, if any, by reason of such holder's gross and willful misconduct during the course of employment, including but not limited to wrongful appropriation of funds of the Corporation or the commission of a gross misdemeanor or felony, the option shall be terminated as of the date of the misconduct.

         (c) If the optionee shall die while in the employ of the Corporation or any subsidiary, if any, or within three (3) months after termination of employment for any reason other than gross and willful misconduct, or become disabled (within the meaning of Section 105(d)(4) of the Code) while in the employ of the Corporation or a subsidiary, if any, and such optionee shall not have fully exercised the option, such option may be exercised at any time within twelve months after such holder's death or such disability by the personal representatives, administrators, or, if applicable, guardian, of the optionee or by any person or persons to whom the option is transferred by will or the applicable laws of descent and distribution to the extent of the full number of shares such holder was entitled to purchase under the option on the date of death, disability or termination of employment, if earlier, and subject to the condition that no option shall be exercisable after the expiration of the term of the option.

9.       Automatic Grants to Non-Employee Directors

         Upon such person's initial election to the Corporation's Board of Directors, each director who is not an employee or consultant to the Corporation shall receive a non-Incentive Stock Option to purchase 5,000 shares of Common Stock. Thereafter, upon each re-election to the Board of Directors, such director shall receive a non-Incentive Stock Option to purchase 2,500 shares of Common Stock. The options shall have an exercise price equal to the fair market value of the Common Stock on the day of election. The options shall have a ten year term and shall vest in full six months following the date of grant. Directors who are not employees or consultants to the Corporation shall not be entitled to receive option grants under the Plan other than as specified in this paragraph. This Section 9 may not be amended more than once every six months, other than to comport with changes in the Code or the rules thereunder.

10.      Nontransferability of Options

         No option granted under the Plan shall be transferable by an Optionee, otherwise than by will or the laws of descent or distribution or pursuant to a qualified domestic relations order as defined by the Code.

11.      Dilution or Other Adjustments

         If the number of outstanding shares of the Common Stock of the Corporation shall, at any time, be increased or decreased as a result of a subdivision or consolidation of shares, stock dividend, stock split, spin-off or other distribution of assets to shareholders, recapitalization, merger, consolidation or other corporate reorganization in which the Corporation is the surviving corporation, the number and kind of shares subject to the Plan and to any option, SAR or Restricted Share award previously granted or made, as well as the option price or amount payable upon the exercise of any previously granted option or SAR, shall be appropriately adjusted in order to prevent the dilution or enlargement of rights of holders of outstanding options, SARs or Restricted Share awards. Any fractional shares resulting from any such adjustment shall be eliminated.

12.      Amendment or Discontinuance of Plan

         The Board of Directors may amend or discontinue the Plan at any time; however, no amendment of the Plan shall, without shareholder approval, amend the Plan in a way which would cause the Plan to no longer comply with Rule 16b-3 under the Securities Exchange Act of 1934 or any successor rule or other regulatory requirements. Except as provided in Section 11, the Board of Directors shall not alter or impair any option, SAR or Restricted Share award thereto granted or made under the Plan without the consent of the holder of the option, SAR or award; provided, however, that the Board of Directors may accelerate the exercisability of options (and any related SARs) or lift any restrictions imposed on Restricted Shares at any time during the term of such options or awards without the consent of the holder thereof.

13.      Time of Granting

         Nothing contained in the Plan or in any resolution adopted or to be adopted by the Board of Directors or by the shareholders of the Corporation, and no action taken by the Board of Directors (other than the execution and delivery of an option or the making of an Award Agreement (as hereinafter defined)), shall constitute the granting of an option or the making of a Restricted Share award hereunder. The granting of an option or the making of a Restricted Share award pursuant to the Plan shall take place only when a written option or Award Agreement shall have been duly executed and delivered by or on behalf of the Corporation to the Optionee or Grantee to whom such option or award is granted or made.

14.      Termination of Plan

         Unless the Plan shall have been discontinued as provided in Section 12 hereof, the Plan shall terminate on December 31, 2000. No option or Restricted Share award may be granted or made after such termination, but termination of the Plan shall not, without the consent of the Optionee or Grantee, alter or impair any rights or obligations under any option, SAR or Restricted Share award theretofore granted or made.

15.      Determination of Incentive Stock Option

         The Board shall determine, upon the granting of each option, whether such option shall be an Incentive Stock Option or an option that does not qualify as an Incentive Stock Option.

16.      Restricted Share Awards

         Each award of Restricted Shares under the Plan shall be evidenced by an instrument (an "Award Agreement"). Each Award Agreement shall be subject to the terms and conditions of the Plan but may contain additional terms and conditions (which terms and conditions may vary from Grantee to Grantee) that are not inconsistent with the Plan as the Board of Directors may deem necessary and desirable. Each Award Agreement shall comply with the following terms and conditions:

         (a) The Board of Directors shall determine the number of Restricted Shares to be awarded to a Grantee.

         (b) At the time of the award of Restricted Shares, a certificate representing the appropriate number of shares of Common Stock awarded to a Grantee shall be registered in the name of such Grantee but shall be held by the Corporation or any custodian appointed by the Corporation for the account of the Grantee subject to the terms and conditions of the Plan. The Grantee shall have all rights of a stockholder as to such shares of Common Stock, including the right to receive dividends and the right to vote such Common Stock, subject to the following restrictions: (i) the Grantee shall not be entitled to delivery of the stock certificate until the expiration of the Restricted Period (as hereinafter defined); (ii) the Restricted Shares may not be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the Restricted Period; and (iii) all or a specified portion of the Restricted Shares shall be forfeited and all rights of the Grantee to any forfeited Restricted Shares shall terminate without further obligation on the part of the Corporation unless the Grantee remains in the continuous employment of the Corporation for the period in relation to which all or such portion of the Restricted Shares were granted (the "Restricted Period"). No Restricted Shares shall have a Restricted Period of less than six (6) months from the date of award. The Board of Directors shall have the power to determine which portion of an award of Restricted Shares shall be forfeited in the event of a Grantee's failure to remain in the continuous employment of the Corporation during the Restricted Period relating to such award. In addition, the Board of Directors may specify additional restrictions or events which must occur during the Restricted Period or the Restricted Shares, or a portion thereof, shall be forfeited as stated in the award thereof. Any shares of Common Stock received as a result of a stock distribution to holders of Restricted Shares shall be subject to the same restrictions as such Restricted Shares.

         (c) At the end of each applicable Restricted Period or at such earlier time as otherwise provided by the Board of Directors, all restrictions contained in an Award Agreement and in the Plan shall lapse as to such portion of the Restricted Shares granted in relation to such Restricted Period, and a stock certificate for the appropriate number of shares of Common Stock, free of restrictions, shall be delivered to the Grantee or the Grantee's beneficiary or estate, as the case may be.

         (d) There shall be no limitation on the number of shares of Common Stock which a Grantee may be awarded except that no Grantee may be awarded shares of Common Stock in excess of the number of shares remaining available for option grants and awards of Restricted Shares under the Plan.

17.      Alternative Stock Appreciation Rights

         (a) Grant. At the time of grant of an option under the Plan (or at any time thereafter as to options which are not Incentive Stock Options), the Board of Directors, in its discretion, may grant to the holder of such option an alternative Stock Appreciation Right ("SAR") for all or any part of the number of shares covered by the holder's option. Any such SAR may be exercised as an alternative, but not in addition to, an option granted hereunder, and any exercise of an SAR shall reduce an option by the same number of shares as to which the SAR is exercised. An SAR granted to an Optionee shall provide that such SAR, if exercised, must be exercised within the time period specified therein. Such specified time period may be less than (but may not be greater than) the time period during which the corresponding option may be exercised. An SAR may be exercised only when the corresponding option is eligible to be exercised. The failure of the holder of an SAR to exercise such SAR within the time period specified shall not reduce such holder's option rights. If an SAR is granted for a number of shares less than the total number of shares covered by the corresponding option, the Board of Directors may later (as to options which are not Incentive Stock Options) grant to the Optionee an additional SAR covering additional shares; provided, however, that the aggregate amount of all SARs held by any Optionee shall at no time exceed the total number of shares covered by such Optionee's unexercised options.

         (b) Exercise. The holder of any option which by its terms is exercisable who also holds an SAR may, in lieu of exercising their option, elect to exercise their SAR, subject, however, to the limitation on time of exercise hereinafter set forth. Such SAR shall be exercised by the delivery to the Corporation of a written notice which shall state that the Optionee elects to exercise their SAR as to the number of shares specified in the notice and which shall further state what portion, if any, of the SAR exercise amount (hereinafter defined) the holder thereof requests be paid in cash and what portion, if any, such holder requests be paid in Common Stock of the Corporation. The Board of Directors shall promptly cause to be paid to such holder the SAR exercise amount either in cash, in Common Stock of the Corporation, or any combination of cash and stock as the Board of Directors may determine. Such determination may be either in accordance with the request made by the holder of the SAR or in the sole and absolute discretion of the Board of Directors. The SAR exercise amount is the excess of the fair market value of one share of the Corporation's Common Stock on the date of exercise over the per share option price for the option in respect of which the SAR was granted multiplied by the number of shares as to which the SAR is exercised. For the purposes hereof, the fair market value of the Corporation's shares shall be determined as provided in Section 5 herein. An SAR may be exercised only when the SAR exercise amount is positive.

         (c) Limitation on Date of Exercise. A cash settlement of an SAR by an officer or director of the Corporation may only be accomplished in compliance with Rule 16b-3 (e) of the Securities Exchange Act of 1934 as presently in effect or as subsequently modified by amendment.

         (d) Other Provisions of Plan Applicable. All provisions of this Plan applicable to options granted hereunder shall apply with equal effect to an SAR. No SAR shall be transferable otherwise than by will or the laws of descent and distribution and an SAR may be exercised during the lifetime of the holder thereof, only by such holder.

18.      Tax Indemnification Payments

         The Board shall have the authority, at the time of the grant of an option or the making of a Restricted Share award under the Plan or at any time thereafter, to approve tax indemnification payments to designated Optionees and Grantees to be paid upon their exercise of stock options which do not qualify as incentive stock options or recognition of a taxable gain by reason of their receipt of an award of Restricted Shares, as the case may be. The amount of any such payments shall not exceed the amount of tax generally payable by an Optionee or Grantee by reason of such exercise or recognition, and shall not, in any case, exceed sixty percent of the amount imputed as taxable income to a particular Optionee or Grantee by reason of either of the above-described events. The Board of Directors shall have full authority, in its discretion, to determine the amount of any such payment, the terms and conditions affecting the exercise, vesting and payment of any payment, and whether any payment shall be payable in cash or other property.

19.      Income Tax Withholding

         In order to assist an Optionee or Grantee in paying federal and state income taxes required to be withheld upon the exercise of an option or receipt of a Restricted Share award granted or made hereunder, the Board of Directors, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Grantee or Optionee to elect to satisfy such income tax withholding obligation by delivering previously owned shares or by having the Corporation withhold a portion of the shares otherwise to be delivered upon exercise of such option or award with a fair market value, determined in accordance with the provisions of Section 5 hereof, in an amount up to the Optionee's maximum marginal tax rate. Any such election by an officer or director of the Corporation must comply with the provisions of Rule 16b-3 under the Securities Exchange Act of 1934 or any successor rule.




                                      PROXY
                                ATS MEDICAL, INC.
                               3905 Annapolis Lane
                          Minneapolis, Minnesota 55447

         This Proxy is solicited on behalf of the Board of Directors.

         The undersigned, having duly received the Notice of Annual Meeting and Proxy Statement dated April 7, 1997, appoints Manuel A. Villafana and Russell W. Felkey proxies (each with the power to act alone and with the power of substitution and revocation) to represent the undersigned and to vote, as designated below, all shares of common stock of ATS Medical, Inc. which the undersigned is entitled to vote at the 1997 Annual Meeting of Shareholders of ATS Medical, Inc., to be held on May 1, 1997 at the Minneapolis Club, 729 Second Avenue South, Minneapolis, Minnesota at 3:30 p.m. and any adjournment thereof.

         1.       ELECTION OF DIRECTORS

                     [ ] FOR all nominees listed below (except as marked to the contrary below)
                     [ ] WITHHOLD AUTHORITY to vote for the nominees indicated
                         below

 (INSTRUCTION: TO WITHHOLD AUTHORITY FOR ANY NOMINEE, STRIKE A LINE THROUGH THE
                       NOMINEE'S NAME IN THE LIST BELOW.)

         Manuel A. Villafana, Richard W. Kramp, Charles F. Cuddihy, Jr.,
                           A. Jay Graf, James F. Lyons

         2. RATIFICATION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1997.

                        [ ] FOR        [ ] AGAINST       [ ]  ABSTAIN

         3. AMENDMENTS TO THE ATS MEDICAL, INC. 1987 STOCK OPTION PLAN (a) INCREASING THE NUMBER OF SHARES SUBJECT TO THE PLAN FROM 2,400,000 TO 3,400,000 AND (b) TO SATISFY THE REQUIREMENTS OF
                  SECTION 162(m) OF THE INTERNAL REVENUE CODE OF 1986, AS
                  AMENDED.

                        [ ] FOR        [ ] AGAINST       [ ]  ABSTAIN

                  (CONTINUED AND TO BE SIGNED AND DATED ON THE OTHER SIDE)

         4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournment thereof.

         This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted for Proposals 1, 2 and 3.

         Please sign, date and mail this proxy in the enclosed envelope, which requires no postage if mailed in the U.S.


                                        Date: ____________________________, 1997



                                        ________________________________________

                                                     (SIGNATURE)

                                        Please sign exactly as your name appears hereon. Jointly owned shares will be voted as directed if one owner signs unless another owner instructs to the contrary, in which case the shares will not be voted. If signing in a representative capacity, please indicate title and authority.